Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Tidewater Finance Company 6520 Indian River Road Virginia Beach, Virginia 23464

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Tidewater Finance Company (the “Company”) and KeyBanc Capital Markets Inc. (“KeyBanc” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Tidewater Automobile Receivables Trust 2020-A.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 10, 2020, representatives of KeyBanc, on behalf of the Company, provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of January 31, 2020, with respect to 7,705 automobile receivables (the “Statistical Receivable File”).

At the Company’s instruction, we randomly selected 100 automobile receivables (the “Sample Receivables”) from the Statistical Receivable File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Contract date 3. Original amount financed 4. Original term to maturity 5. Annual percentage rate	6. Original monthly P&I payment 7. Model type (new/used) 8. State (customer) 9. Borrower FICO score

We compared Characteristics 1. through 7. to the corresponding information set forth on the Installment Sales Contract or the Reaffirmation Agreement (collectively, the “Contract”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 8. and 9. to the corresponding information set forth on the Servicing System.

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Further, we compared Characteristic 1. to the Title Certificate, Application for Title, Guaranty of Title, Lien Receipt, Electronic Verification of Title or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are deemed to be “in agreement;” and

•	with respect to Characteristic 5., a model type of “refinance,” as set forth on the Contract is deemed to be “in agreement” with “used,” as set forth on the Statistical Receivable File.

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a “Credit Application;”

•	a “Credit Report” for the borrower;

•	a “Truth-in-Lending Disclosure Statement;” and

•	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile receivable documents described above, including any information obtained from the Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 27, 2020